IMPAIRMENT OF VESSELS	12 Months Ended
Dec. 31, 2021
Property, Plant and Equipment Impairment or Disposal [Abstract]
IMPAIRMENT OF VESSELS	IMPAIRMENT OF VESSELS
In January 2021, we entered into an agreement to sell the Golden Saguenay, a Panamax vessel, to an unrelated third party for a total gross amount of $8.4 million. We recognized an impairment loss of $4.2 million from the sale in 2021. The vessel was delivered to its new owner in April 2021.

In 2020, we entered into an agreement to sell the Golden Shea, a Panamax vessel, to an unrelated third party for a total gross amount of $9.6 million. We recognized a $0.7 million impairment loss in connection with the sale and classified the vessel as held for sale as of December 31, 2020. The vessel was delivered to its new owner in March 2021.